UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) – October 16, 2008

ENB Financial Corp.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-53297	51-0661129
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No)
of Incorporation)

31 E. Main St., Ephrata, PA		17522-0457
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(717) 733-4181

Not Applicable
(Former Name, Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ENB FINANCIAL CORP

Item 2.02.	Results of Operations and Financial Condition.

On October 16, 2008, ENB Financial Corp. (“The Corporation”) issued a press release announcing the Corporation’s third quarter 2008 financial results.

The Registrant issued a press release regarding revised earnings for the third quarter of 2008 on October 28, 2008, attached as Exhibit 99 and incorporated herein by reference.

The information furnished under this Item 2.02 of this Current Report on Form 8-K/A, including Exhibit 99, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed in this Current Report.

Exhibit
Number	Description	Page Number

99	Press Release regarding revised earnings for the third quarter of 2008 for ENB Financial Corp dated October 28, 2008.	4

ENB FINANCIAL CORP

SIGNATURES

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENB FINANCIAL CORP
(Registrant)

Dated: October 29, 2008	By:	/s/ Scott E. Lied
Scott E. Lied
SVP and Chief Financial Officer

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